                                                                   EXHIBIT 10.20

                            FIRST AMENDMENT TO LEASE

        THIS FIRST AMENDMENT TO LEASE ("Amendment") is entered into this 30 day of April, 2000, by and between TMG/ONE MARKET, L.P., A Delaware limited partnership and CROSSMARKET, LLC, a Nevada limited liability company (collectively, "Landlord") and DEL MONTE CORPORATION, a New York corporation ("Tenant"), in the following factual context.

                                    RECITALS

        This Amendment is based upon the following facts, understandings and intentions of the parties.

        A. Tenant and Landlord entered into that certain Lease dated as of October 7, 1999 (the "Lease") of certain premises located in the building commonly known as The Landmark @ One Market, California, more particularly described in the Lease.

        B. Del Monte Foods Company, a New York corporation ("Guarantor") executed that certain Lease Guaranty, dated as of October 7, 1999 (the "Guaranty") guaranteeing the obligations of Tenant under the Lease.

        C. Concurrent with the execution of this Amendment, Tenant and Landlord are entering into that certain Annex Sublease (the "Annex Sublease") for the sublease by Tenant of certain space in a building located adjacent to the Building.

        D. Landlord and Tenant now desire to amend the Lease.

        NOW, therefore, in consideration of the mutual covenants and promises set forth in this Amendment and other valuable consideration, receipt of which is hereby acknowledged, the parties do hereby agree as follows:

        1. Definitions. Terms defined in the Lease shall have the same meanings when used in this Amendment.

        2. Premises. The definition of the "Premises" set forth in the Basic Lease Information of the Lease is hereby deleted in its entirety and the following is hereby substituted in its place:

               92,487 square feet of Rentable Area located on the 3rd, 9th, 10th and 11th Floor(s) of the Building (of which 8,189 square feet are located on the 3rd floor, 36,310 square feet are located on the 9th Floor, 36,310 square feet are located on the 10th Floor, and 11,678 square feet are located on the 1lth Floor), as shown on the Floor Plan(s) attached to this Lease as Exhibit A. The Premises shall also include the storage area outlined on the Floor Plan(s) and 3,500 square feet located in the basement of the Building (the "Storage Space"). The entire Building contains 362,109 square feet of Rentable Area.


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

        3. Rent. The description of Base Rent set forth in the Basic Lease Information of the Lease is hereby deleted in its entirety and the following is hereby substituted in its place:

PERIOD OF TERM                                         AMOUNT
--------------                                         -------
Commencement Date to
Fourth anniversary of
Commencement Date                          $4,787,867.16/year (the "Initial Base
                                           Rent")

Fourth anniversary of
Commencement Date to
Eighth Anniversary of
Commencement Date                          $4,876,865.16/year (the "Middle Base
                                           Rent")
Eighth anniversary of
Commencement Date to
End of Initial Term                        $5,038,483.16/year (the "Final Base
                                           Rent")

Extended Terms:                            The fair market rent for the Premises
                                           as of the first day of each Extended
                                           Term, as determined in accordance
                                           with Section 3.2 of the Lease.



        4. Percentage Share. The definition of "Tenant's Percentage Share" set forth in the Basic Lease Information of the Lease is hereby amended to be 25.54%.

        5. Construction Allowance. The first sentence of Section 1.2 of the Work Letter is hereby deleted in its entirety and the following is hereby substituted in its place:

               In the manner provided in this Section 1.2, Landlord shall pay to Tenant a "Construction Allowance" equal to Forty Dollars ($40.00) multiplied by the Rentable Area of the portion of the Premises located on the 9th, lOth and 11th Floors of the Building plus Thirty-Two and 50/100s Dollars ($32.50) multiplied by the Rentable Area of the portion of the Premises located on the 3rd Floor of the Building.

        6. Cross Default. The Lease is hereby amended to add the following as
Section 20.1(f) of the Lease:

                (f) the occurrence of a default by Tenant under the Annex Lease.

        7. Options to Extend. Section 3.2 of the Lease is hereby amended to add the following at the end of Section 3.2.1: "Notwithstanding any provision in this Lease to the contrary, Tenant shall have no right to exercise either Extension Option unless Tenant simultaneously properly exercises the applicable extension option under the Annex Lease."

        8. Deletion of 3rd Floor. The Lease is hereby amended to add the following as Section 2.3 of the Lease:

                2.3. Deletion of 3rd Floor. If at any time during the Term the Annex Lease terminates, then Tenant shall have the option (the "Deletion Option") to elect, as of the date of termination of the Annex Lease (the "Deletion Date"), to delete from the Premises the portion of the Premises located on the 3rd Floor of the Building (the "Third Floor Portion"). If Tenant properly exercises the Deletion Option in accordance with the terms of this Section 2.3, then as of the Deletion
        Date: (i) the Third Floor Portion shall automatically be deemed deleted from the Premises, (ii) Tenant shall surrender the Third Floor Portion to Landlord in the condition required under this Lease, and (iii) Landlord shall concurrently deliver to Tenant an amendment to this Lease memorializing the deletion of the Third Floor Portion from the Premises (the "Deletion Amendment"). The Deletion Amendment shall provide the following: (i) the definition of the Premises shall be modified to exclude the Third Floor Portion; (ii) Tenant's Percentage Share shall be decreased to reflect the deletion of the Third Floor Portion from the Premises, (iii) the Initial Base Rent shall be decreased by an amount equal to the Initial Multiple multiplied by any decrease in the Rentable Area of the Premises, (iv) the Middle Base Rent shall be decreased by an amount equal to the Middle Multiple multiplied by any decrease in the Rentable Area of the Premises, and (v) the Final Base Rent shall be decreased by an amount equal to the Final Multiple multiplied by any decrease in the Rentable Area of the Premises. If Tenant fails to execute the Deletion Amendment within thirty (30) days after receipt of the Deletion Amendment from Landlord, or if Tenant fails to vacate the Third Floor Portion of the Premises on or before the effective date of the Deletion Amendment, then Tenant shall be in default under this Lease and Landlord shall have the right to exercise all of its rights and remedies under this Lease. Tenant shall have the right to exercise the Deletion Option by delivering written notice of exercise to Landlord at any time during a thirty (30) day period following Tenant's receipt of written notice from Landlord that the Annex Lease is terminating. If Tenant fails to exercise the Deletion Option in accordance with this
        Section 2.3, then the Third Floor Portion shall remain a part of the Premises.

        9. Representations and Warranties of Tenant. As a material inducement to Landlord to enter into this Amendment, Tenant represents and warrants to Landlord that, as of the date of this Amendment:

               9.1. No Defaults. The Lease is in full force and effect. There are no defaults by Landlord or Tenant under the Lease, and no circumstance has occurred which, but for the expiration of an applicable grace period, would constitute an event of default by Landlord or Tenant under the Lease. Tenant has no defenses or rights of offset under the Lease.

               9.2. Authority. Tenant has full right, power and authority to enter into this Amendment, and has obtained all necessary consents and resolutions from its members required under the documents governing its affairs in order to consummate this transaction, and the persons executing this Amendment have been duly authorized to do so. The Amendment and the Lease are binding obligations of Tenant, enforceable in accordance with their terms.

               9.3 No Assignments. Tenant is the sole lawful tenant under the Lease, and Tenant has not sublet, assigned or otherwise transferred any of the right, title or interest of Tenant under the Lease or arising from its use or occupancy of the Premises, and no other person, partnership, corporation or other entity has any right, title or interest in the Lease or the Premises, or the right to occupy or use all or any part of the Premises.

        10. Amendment to Lease. This Amendment is and shall constitute an amendment to the Lease and shall be effective as of the date of this Amendment. Except as modified hereby, all of the terms and conditions of the Lease shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first above written.

LANDLORD:

TMG/ONE MARKET, L.P.,
A Delaware limited partnership

By: Martin/One Market LLC,
    A California limited liability company
    Its General Partner

    By: The Martin Group of Companies, Inc.,
        A California corporation
        Its Managing Member

By:
   -------------------------
Its:
    ------------------------


CROSSMARKET, LLC
A Nevada limited liability company

By: Martin/Crossman, LLC
    A California limited liability company
    Its: managing member

     By: /s/ MICHAEL A. COVARRUBIAS
        ----------------------------
        Michael A. Covarrubias
        Managing Member


TENANT:

DEL MONTE CORPORATION,
A New York corporation

By:  DAVID L. MEYERS
   -------------------------
Its:
    ------------------------



By: WILLIAM R. SAWYERS
   -------------------------
Its:
    ------------------------

                               GUARANTOR'S CONSENT

        The undersigned is the Guarantor under the Guaranty. Guarantor hereby approves the foregoing Amendment and consents to Tenant's execution of the Amendment. Guarantor agrees that the Amendment, and Tenant's execution of the Amendment, shall in no way limit, void, or vitiate the Guaranty or any of the provisions of the Guaranty, and the Amendment, and Tenant's execution of the Amendment, shall in no way alter, limit or otherwise affect the Guaranty or the liability of Guarantor under the Guaranty.

        IN WITNESS WHEREOF, Guarantor has executed this Amendment and Guarantor's Consent the day and year first above written.

DEL MONTE FOODS COMPANY,
A New York corporation

By: DAVID L. MEYERS
   -------------------------

Its:
    ------------------------

By: WILLIAM R. SAWYERS
   -------------------------

Its:
    ------------------------



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